                                                                   Exhibit 10.04

                                                                  EXECUTION COPY

================================================================================

                       SECURED WORKING CAPITAL FACILITY

                                     among

                          PORT ARTHUR FINANCE CORP.,
                                 as Borrower,

                        PORT ARTHUR COKER COMPANY L.P.,
                         as Partnership and Guarantor,

                          SABINE RIVER HOLDING CORP.,
             as General Partner of the Partnership and Guarantor,

                          NECHES RIVER HOLDING CORP.,
             as Limited Partner of the Partnership and Guarantor,

                      DEUTSCHE BANK AG, NEW YORK BRANCH,
   as Administrative Agent for and on behalf of the Working Capital Lenders,

                                      and

                   THE WORKING CAPITAL LENDERS PARTY HERETO


                          Dated as of August 19, 1999


================================================================================

                               Table Of Contents

Section                                                                     Page
                                   ARTICLE I
                                  DEFINITIONS

1.01 Terms Not Otherwise Defined..........................................   1
1.02 Certain Defined Terms................................................   2

                                  ARTICLE II
                                     LOANS
2.01  Loans
2.02  Minimum Borrowing Amounts, etc......................................   8
2.03  Notice of Borrowing.................................................   8
2.04  Disbursement of Funds...............................................   9
2.05  Notes...............................................................   9
2.06  Conversions.........................................................  10
2.07  Pro Rata Borrowings.................................................  11
2.08  Interest............................................................  12
2.09  Interest Periods....................................................  12
2.10  Increased Costs; Illegality; etc....................................  13
2.11  Compensation; Breakage..............................................  14
2.12  Change of Lending Office............................................  17
2.13  Replacement of Working Capital Lenders..............................  17
2.14  Optional Prepayments of Loans.......................................  18
2.15  Pro Rata Prepayments................................................  19
2.16  Mandatory Prepayments...............................................  20


                                  ARTICLE III
                               LETTERS OF CREDIT

3.01  Letters of Credit...................................................  20
3.02  Letter of Credit Requests...........................................  22
3.03  Letter of Credit Participations.....................................  23
3.04  Agreement to Repay Letter of Credit Drawings........................  25
3.05  Increased Costs.....................................................  26
3.06  Indemnification.....................................................  27

Section                                                                     Page
                                  ARTICLE IV
                               FEES; COMMITMENTS

4.01  Fees................................................................   28
4.02  Voluntary Termination or Reduction of Commitments...................   28
4.03  Termination of Commitments..........................................   29

                                   ARTICLE V
                                   PAYMENTS


5.01  Method and Place of Payment.........................................   29
5.02  Pro Rata Treatment..................................................   29
5.03  Right of Set-off....................................................   30

                                  ARTICLE VI
                             CONDITIONS PRECEDENT

6.01 Conditions Precedent for Loans.......................................   31
6.02 Conditions Precedent for Letters of Credit...........................   31

                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES

7.01 Representations and Warranties of the Borrower and the Guarantors....  32

                                 ARTICLE VIII
                                   COVENANTS

8.01 Covenants of the Borrower and the Guarantors.........................  32

                                  ARTICLE IX
                               EVENTS OF DEFAULT

9.01 Events of Default....................................................  32

                                   ARTICLE X
                                   GUARANTEE

10.01     Guarantee of the Guarantors.....................................  33

Section                                                                     Page

                                  ARTICLE XI
                           THE ADMINISTRATIVE AGENT

11.01     Incorporation by Reference                                         35

                                  ARTICLE XII
                                 MISCELLANEOUS



12.01  Waiver............................................................... 36
12.02  Notices.............................................................. 36
12.03  Expenses, Etc........................................................ 36
12.04  Amendments, Etc...................................................... 38
12.05  Successors and Assigns............................................... 38
12.06  Assignments and Participation........................................ 38
12.07  Survival............................................................. 40
12.08  Counterparts......................................................... 40
12.09  GOVERNING LAW........................................................ 40
12.10  WAIVER OF JURY TRIAL................................................. 40
12.11  Consent to Jurisdiction.............................................. 41
12.12  Severability......................................................... 41
12.13  Register............................................................. 41

                                   APPENDICES

EXHIBIT I........................................................   Form of Note
EXHIBIT II...................................  Form of Assignment and Acceptance
EXHIBIT III........................................  Form of Notice of Borrowing

                       SECURED WORKING CAPITAL FACILITY

          This Agreement, dated as of August 19, 1999, is made among:

          PORT ARTHUR FINANCE CORP., a company incorporated under the laws of the State of Delaware, as Borrower (the "Borrower"),

          PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of the State of Delaware, as Partnership and Guarantor (the "Partnership"),

          SABINE RIVER HOLDING CORP., a company incorporated under the laws of the State of Delaware, as General Partner of the Partnership and Guarantor (the "General Partner"),

          NECHES RIVER HOLDING CORP., a company incorporated under the laws of the State of Delaware, as Limited Partner of the Partnership and Guarantor (the "Limited Partner" and together with the Partnership and the General Partner, the "Guarantors"),

          EACH OF THE WORKING CAPITAL LENDERS PARTY HERETO, as identified on the signature pages of this Agreement or that, pursuant to Section 2.13 or 12.06, shall become a Working Capital Lender under this Agreement (collectively, the "Working Capital Lenders"), and

          DEUTSCHE BANK AG, NEW YORK BRANCH, a New York State licensed branch of a German bank, as Administrative Agent for and on behalf of the Working Capital Lenders (the "Administrative Agent").

          WHEREAS, the Borrower desires that the Working Capital Lenders provide working capital for the Coker Project, and the Working Capital Lenders are willing to provide such working capital, subject to, and on the terms and conditions set forth in, this Agreement and the other Financing Documents;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          1.01 Terms Not Otherwise Defined. Capitalized terms used and not otherwise defined in this Agreement have the meanings specified in the Common Security Agreement (including Appendix A thereto).

          1.02 Certain Defined Terms. The following terms have the following meanings:

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to the Common Security Agreement.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to alt directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.

          "Affiliated Lenders" means, for any Working Capital Lender, any of its Affiliates and, in the case of a Working Capital Lender that is a fund that invests in loans, any other funds that invest in loans and are managed or advised by the same investment advisor.

          "Agreement" shall mean this Secured Working Capital Facility, as the same may be from time to time modified, amended or supplemented from time to time.

          "Applicable Margin" shall mean a percentage equal to (a) in the case of Base Rate Loans, 3.75% and (b) in the case of Eurodollar Loans, 4.75%, in each of cases (a) and (b), as such Applicable Margin may be increased from time to time pursuant to Section 2.08(c).

          "Arrangers" shall have the meaning set forth in the Bank Senior Loan Agreement.

          "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit II hereto (appropriately completed).

          "Available Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

          "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate.

          "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 2.08(a).

          "Borrowing" shall mean the borrowing of one Type of Loans of one Tranche by the Borrower from all the Working Capital Lenders who have Commitments to make

Loans of such Tranche on the date of borrowing (or resulting from a conversion or conversions on such date) having, in the case of Eurodollar Loans, the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 2.10 shall be considered part of the related Borrowing of Eurodollar Loans.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York or London interbank Eurodollar market.

          "Commitment Fee" shall have the meaning provided in Section 4.01(a).

          "Commitments" means any Trade Commitments and any Compensating L/C Commitments.

          "Compensating Letter of Credit" shall have the meaning specified in
Section 3.01(a).

          "Compensating L/C Loans" shall have the meaning specified in Section 2.01(a).

          "Compensating L/C Commitment" shall mean, with respect to each Working Capital Lender, the amount set forth opposite such Working Capital Lender's name in Part A of Schedule I directly below the column entitled "Compensating L/C Commitment", as the same may be reduced from time to time pursuant to this Agreement.

          "Effective Date" shall mean the date of this Agreement.

          "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in clause (b) of Section 2.08.

          "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the rate per annum determined by the Administrative Agent, at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing or Notice of Conversion) by reference to the British Bankers Association Interest Settlement Rates for deposits in U.S. Dollars (as set forth by any service which has been nominated by the British Bankers Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period (provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provision of this definition, the "Eurodollar Rate" shall be the interest rate per annum, determined by the Administrative Agent to be the average of the rates per annum at which deposits in U.S. Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of such Interest Period) divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including without limitation any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Excluded Taxes" shall have the meaning set forth in the Bank Senior Loan Agreement.

          "Facility Expiry Date" means January 15, 2007.

          "Facing Fee" shall have the meaning provided in clause (c) of Section 4.01.

          "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

          "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 4.01.

          "Hold Level" shall have the meaning set forth in the Bank Senior Loan Agreement as in effect on the date hereof.

          "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

          "Interest Period", with respect to any Eurodollar Loan, shall mean the interest period applicable thereto, as determined pursuant to Section 2.09.

          "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Working Capital Lender to make available its portion of any Borrowing or (ii) a Working

Capital Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with its obligations under Section 2.01, 3.01 or
3.03 of this Agreement.

          "Letter of Credit" means any Trade Letter of Credit and any Compensating Letter of Credit.

          "Letter of Credit Fees" shall have the meaning provided in clause (b) of Section 4.01.

          "Letter of Credit Issuer" shall mean Deutsche Bank and any other Working Capital Lender which, at the request of the Borrower and with the consent of the Administrative Agent, agrees in such other Working Capital Lender's sole discretion to become a Letter of Credit Issuer for purposes of issuing Letters of Credit pursuant to Article III. The sole Letter of Credit Issuer on the Effective Date shall be Deutsche Bank.

          "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Available Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" shall have the meaning provided in Section 3.02(a).

          "Loans" shall mean the Trade Loans and the Compensating L/C Loans.

          "Majority Trade Lenders" means, at any time, Working Capital Lenders holding at least 50% of the aggregate of (a) the outstanding principal amount of Trade Loans outstanding, (b) the aggregate Letter of Credit Outstandings (and participations therein) in respect of Trade Letters of Credit and (c) the aggregate amount of outstanding Trade Commitments.

          "Majority Compensating L/C Lenders" means, at any time, Working Capital Lenders holding at least 50% of the aggregate of (a) the outstanding principal amount of Compensating L/C Loans outstanding, (b) the aggregate Letter of Credit Outstandings (and participations therein) in respect of Compensating Letters of Credit and (c) the aggregate amount of outstanding Compensating L/C Commitments.

          "Maturity Date" shall mean January 15, 2007.

          "Minimum Borrowing Amount" shall mean $1,000,000.

          "Note" shall have the meaning set forth in clause (a) of Section 2.05.

          "Notice of Borrowing" shall have the meaning provided in clause (a) of
Section 2.03.

          "Notice of Conversion" shall have the meaning provided in Section
2.06.

          "Notice Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 or such other office as the Administrative Agent may designate to the Borrower and the Working Capital Lenders from time to time.

          "Oil Payment Letter of Credit" shall have the meaning set forth in
Section 3.01(a).

          "Participant" shall have the meaning provided in clause (a) of Section 3.03.

          "Payment Office" shall mean the office of the Administrative Agent located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 or such other office as the Administrative Agent may designate to the Borrower and the Working Capital Lenders from time to time.

          "Percentage" of any Working Capital Lender means (a) in respect of Trade Commitments (or Loans made or Trade Letters of Credit issued thereunder), a fraction (expressed as a percentage) the numerator of which is the Trade Commitment of such Working Capital Lender at such time and the denominator of which is the aggregate amount of Trade Commitments of all Working Capital Lenders at such time, (b) in respect of Compensating L/C Commitments (or Compensating Letters of Credit issued thereunder), a fraction (expressed as a percentage) the numerator of which is the Compensating L/C Commitment of such Working Capital Lender at such time and the denominator of which is the aggregate amount of Compensating L/C Commitments of all Working Capital Lenders at such time. Notwithstanding the foregoing, if the Percentage of any Working Capital Lender is to be determined after the termination of either all Trade Commitments or all Compensating L/C Commitments, then the Percentages of the Working Capital Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof

          "Prime Lending Rate" shall mean the rate which Deutsche Bank A.G., New York Branch, announces from time to time as its prime lending or other similar rate, the Prime Lending Rate to change when and as such prime lending or other similar rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Deutsche Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Register" shall have the meaning provided in Section 12.13.

          "Replaced Lender" shall have the meaning provided in Section 2.13.

          "Replacement Lender" shall have the meaning provided in Section 2.13.

          "Required Working Capital Lenders" means (a) in respect of Trade Loans or Trade Letters of Credit, Majority Trade Lenders and (b) in respect of Compensating L/C Loans or Compensating Letters of Credit, Majority Compensating L/C Lenders.

          "Responsible Officer" shall mean, with respect to (i) the delivery of Notices of Borrowing, Notices of Conversion, Letter of Credit Requests and similar notices, the chief operating officer, any treasurer or other financial officer of the Borrower, (ii) delivery of financial information and officer's certificates pursuant to this Agreement, the chief operating officer, any treasurer or other financial officer of the Borrower and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the Borrower, in each case to the extent reasonably acceptable to the Administrative Agent.

          "Trade Commitment" shall mean, with respect to each Working Capital Lender, the amount set forth opposite such Working Capital Lender's name in Part A of Schedule I directly below the column entitled "Trade Commitment", as the same may be reduced from time to time pursuant to the Agreement.

          "Trade Letter of Credit" shall have the meaning set forth in Section 3.01(a).

          "Trade Loans" shall have the meaning set forth in Section 2.01(a).

          "Tranche" shall mean (a) all the Trade Loans or (b) all the compensating L/C Loans.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

          "Unpaid Drawing" shall have the meaning provided in Section 3.04(a).

          "U.S. Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

          "Working Capital Lender" shall mean each financial institution listed on Schedule I (as amended from time to time) as a "Working Capital Lenders", as well as any Person which becomes a Working Capital Lender hereunder pursuant to
Section 12.06(b) or Section 2.13.

                                  ARTICLE II
                                     LOANS

          2.01 Loans. (a) On the terms and subject to the conditions set forth in this Agreement, each Working Capital Lender hereby severally agrees to make, at any time during the period from and including the Effective Date and prior to the termination of the applicable Commitments

          (i) loans and advances ("Trade Loans") to the Borrower to be used by the Borrower to finance or refinance purchases of non-Maya crude oil, for the Borrower's general corporate purposes or to reimburse any Letter of Credit Issuer for any drawing on any Trade Letter of Credit, in an aggregate principal amount not to exceed, for any Working Capital Lender at any time, that aggregate principal amount which, together with (A) the aggregate outstanding principal amount of Trade Loans held by such Working Capital Lender and (B) the aggregate amount of such Working Capital Lender's Participations in Letter of Credit Outstandings in respect of Trade Letters of Credit (exclusive of Unpaid Drawings which are being repaid with the proceeds of such Loans simultaneously with the incurrence of such Loans), equals the Trade Commitment, if any, of such Working Capital Lender at such time; and

          (ii) loans and advances ("Compensating L/C Loans") to the Borrower to be used by the Borrower to reimburse any Letter of Credit Issuer for any drawing on a Compensating Letter of Credit, in an aggregate principal amount not to exceed, for any Working Capital Lender at any time, that aggregate principal amount which, together with (A) the aggregate outstanding principal amount of Compensating L/C Commitments held by such Working Capital Lender and (B) the aggregate amount of such Working Capital Lender's Participations in Letter of Credit Outstandings in respect of Compensating Letters of Credit (exclusive of Unpaid Drawings which are being repaid with the proceeds of such Loans simultaneously with the incurrence of such Loans), equals the Compensating L/C Commitments, if any, of such Working Capital Lender at such time.

          (b) Each Loan (i) shall be denominated in U.S. Dollars, (ii) may, at the option of the Borrower, be incurred and maintained as, or converted into, Base Rate Loans or Eurodollar Loans, provided that all Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Loans of the same Type, and (iii) may be repaid and reborrowed in accordance with the provisions of this Agreement.

          2.02 Minimum Borrowing Amounts, etc. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred on any day, provided that at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

          2.03 Notice of Borrowing. (a) Whenever the Borrower desires to make a Borrowing under this Agreement, a Responsible Officer of the Borrower shall give the Administrative Agent at its Notice Office, prior to 12:00 noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans, and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made under this Agreement. Each such notice (each, a "Notice of Borrowing") shall, except as otherwise expressly provided in Section 2.10, be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit III hereto, appropriately completed to specify: (i) the aggregate principal amount of Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the Borrowing shall consist of Trade Loans or Compensating L/C Loans and (iv) whether the respective Borrowing shall consist of Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Working Capital Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Working Capital Lender's proportionate share thereof, if any, and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

          (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent in good faith to be from a Responsible Officer of the Borrower. In each such case, the Administrative Agent's record of the terms of such telephonic notice shall be conclusive evidence of the contents of such notice, absent manifest error.

          2.04 Disbursement of Funds. (a) Not later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Working Capital Lender will make available its pro rata share (determined in accordance with Section 2.07), if any, of each Borrowing requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in U.S. Dollars and in immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available. Unless the Administrative Agent shall have been notified by any Working Capital Lender prior to the date of Borrowing that such Working Capital Lender does not intend to make available to the Administrative Agent its portion of a Borrowing to be made on such date, the Administrative Agent may assume that such Working Capital Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Working Capital Lender and the Administrative Agent has made available the same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Working Capital Lender. If such Working Capital Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Working Capital Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Working Capital Lender, the overnight Federal Funds Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 2.08.
          (b) Nothing in this Agreement shall be deemed to relieve any Working Capital Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Working Capital Lender as a result of any default by such Working Capital Lender hereunder.

          2.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, all the Loans of each Tranche made to the Borrower by each Working Capital Lender shall be set forth on the Register maintained by the Administrative Agent pursuant to Section 12.13 and, subject to the provisions of clause (d) of this Section 2.05, shall be evidenced by a promissory note substantially in the form of Exhibit I with blanks appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes").

          (b) The Note issued to each Working Capital Lender in respect of each Tranche shall (i) be executed by the Borrower and each Guarantor, (ii) be payable to such Working Capital Lender or its registered assigns and be dated the date of issuance thereof, (iii) be in a stated principal amount equal to the Trade Commitment or Compensating L/C Commitment, as the case may be, of such Working Capital Lender and be payable in the principal amount of the outstanding Loans of such Tranche evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 2.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to prepayment as provided in Sections 2.14 and 2.16 and
(vii) be entitled to the benefits of this Agreement and the other Financing Documents.

          (c) Each Working Capital Lender will note on its internal records the amount of each Loan made by it to the Borrower and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the schedule annexed thereto the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of such Loans.

          (d)   Notwithstanding anything to the contrary contained in this
Section 2.05 or elsewhere in this Agreement, Notes shall only be delivered to Working Capital Lenders which at any time specifically request the delivery of such Notes. No failure of any Working Capital Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security therefor provided by the Financing Documents. Any Working Capital Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in clause (c) of this Section 2.05. At any time when any Working Capital Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Working Capital Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

          2.06 Conversions. The Borrower shall have the option to convert on any Business Day occurring on or after the Effective Date all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of Loans of any Tranche made pursuant to one or more Borrowings of one or more Types of Loans into a Borrowing or Borrowings of another Type of Loan of the same Tranche, provided that (i) except as otherwise provided in clause (b) of Section 2.10 or unless the Borrower pays all breakage costs and other amounts owing to each Working Capital Lender pursuant to Section 2.11 concurrently with any such conversion, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted, and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount, (ii) Base Rate Loans may not be converted into Eurodollar Loans if a Default, Event of Default or Potential Default has occurred and is continuing on the date of the conversion, unless the holders of more than 50% of the aggregate outstanding principal amount of such Base Rate Loans (or the Administrative Agent on their behalf) have notified the Borrower that such an election at such time would not be disadvantageous to such holders and (iii) Borrowings of Eurodollar Loans resulting from this Section 2.06 shall be limited in number as provided in
Section 2.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office, prior to 12:00 noon (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing pursuant to which the Loans were made and the Tranche of such Borrowing and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Working Capital Lender prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion, the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

          2.07 Pro Rata Borrowings. All Borrowings of Loans of any Tranche under this Agreement (including Mandatory Borrowings) shall be incurred by the Borrower from the Working Capital Lenders pro rata on the basis of their Percentages in the Commitments applicable to such Tranche. It is understood that no Working Capital Lender shall be responsible for any default by any other Working Capital Lender of its obligation to make Loans under this Agreement, and that each Working Capital Lender shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Working Capital Lender to fulfill its commitments hereunder.

          2.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 2.06, at a rate per annum which shall at all times be the relevant Applicable Margin plus the Base Rate, each as in effect from time to time.

          (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.06, 2.09 or clause (b) of Section 2.10, as applicable, at a rate per annum which shall at all times be the relevant Applicable Margin plus the Eurodollar Rate for such Interest Period, each as in effect from time to time.

          (c) With the consent of the Borrower (such consent not to be unreasonably withheld), the Arrangers may increase the Applicable Margin for either Tranche or in connection with the Letter of Credit Fee in connection with any assignment by the Arrangers of Commitments, Loans and/or participations in Letter of Credit Outstandings in respect of such Tranche in accordance with
Section 12.06(b) to the extent that after giving effect to such assignment, the aggregate amount of (x) all Commitments, Loans and participations in Letters of Credit Outstandings under this Facility and (y) all Commitments (as defined in the Bank Senior Loan Agreement) and Bank Senior Loans under the Bank Senior Loan Agreement held by any Arranger exceeds its Hold Level. Any such increase in the Applicable Margin in respect of outstanding Loans shall be effective on the date of such assignment, in the case of an assignment of a Commitment, a participation or Base Rate Loan, or at the commencement of the next succeeding Interest Period, in the case of an assignment of a Eurodollar Loan.

          (d) To the extent permitted by law, overdue principal and overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of (i) the rate which is 2% in excess of the rate borne by such Loan immediately prior to the respective payment default and (ii) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time. Interest which accrues under this clause (c) shall be payable on demand.

          (e) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable quarterly in arrears on each January 15, April 15, July 15 and October 15; at maturity (whether by acceleration or otherwise); and, after such maturity, on demand.

          (f) Interest on Loans under this Agreement and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          (g) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for the respective Interest Period or Interest Periods and shall promptly notify the Borrower and the Working Capital Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          2.09 Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans (in the case of any subsequent Interest Period), the Borrower shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower be a three or six month period. Notwithstanding anything to the contrary contained above:

          (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period for any Borrowing of Eurodollar Loans begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that, if any Interest Period for any Borrowing of Eurodollar Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) no Interest Period for a Borrowing of Eurodollar Loans shall be selected which would extend beyond the Maturity Date; and

          (vi) no Interest Period may be elected at any time when a Default, an Event of Default or a Potential Default has occurred and is continuing, unless the holders of more than 50% of the aggregate principal amount of the affected Eurodollar Loans (or the Administrative Agent on their behalf) have notified the Borrower that such an election at such time would not be disadvantageous to the Working Capital Lenders.

          If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

          2.1 Increased Costs; Illegality; etc. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clause (ii) or (iii) below, any Working Capital Lender, shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any Interest Determination Date, that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate;

          (ii) at any time, that such Working Capital Lender shall incur increased costs or reductions in the amounts received or receivable under this Agreement with respect to any Eurodollar Loans because of (A) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (other than, in each case, any such change with respect to taxes or any similar charges), such as, for example, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate or (B) other circumstances affecting such Working Capital Lender, the interbank Eurodollar market or the position of such Working Capital Lender in such market (other than circumstances relating to taxes or any similar charges); or

          (iii) at any time after the Effective Date, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Working Capital Lender with any law, governmental rule, regulation, guideline or order (or would conflict with any governmental rule, regulation, guideline, request or order not having the force of law but with which such Working Capital Lender customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

then, in any such event, such Working Capital Lender (or in the case of clause
(i) above, the Administrative Agent) shall promptly give notice (by telephone confirmed in writing) to the Borrower and (except in the case of clause (i)) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Working Capital Lenders). Thereafter, (w) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Working Capital Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (x) in the case of clause
(ii) above, the Borrower agrees to pay to such Working Capital Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Working Capital Lender in its sole discretion shall determine) as shall be required to compensate such Working Capital Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Working Capital Lender, showing in reasonable detail the basis for the calculation thereof, prepared in good faith and submitted to the Borrower by such Working Capital Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section
2.10 upon the subsequent receipt of such notice) and (y) in the case of clause
(iii) above, the Borrower shall take one of the actions specified in clause (b) of this Section 2.10 as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan is affected by the circumstances described in clause (a)(ii) or (iii) of this Section 2.10, the Borrower may (and in the case of a Eurodollar Loan affected pursuant to clause (a)(iii) of this Section 2.10, the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Working Capital Lender pursuant to clause
(a)(ii) or (iii) of this Section 2.10), or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Working Capital Lender to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstance described in clause (a)(iii) of this Section 2.10, shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan or such earlier day as shall be required by applicable law), provided that if more than one Working Capital Lender is affected at any time, then all affected Working Capital Lenders must be treated the same pursuant to clause (b) of this Section 2.10.

          (c) If any Working Capital Lender shall have determined that after the Effective Date, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Working Capital Lender or any corporation controlling such Working Capital Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Working Capital Lender's or such other corporation's capital or assets as a consequence of such Working Capital Lender's Trade Commitment or its obligations hereunder to the Borrower to a level below that which such Working Capital Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Working Capital Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Working Capital Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower agrees to pay to such Working Capital Lender such additional amount or amounts as will compensate such Working Capital Lender or such other corporation for such reduction in the rate of return to such Working Capital Lender or such other corporation. Each Working Capital Lender, upon determining in good faith that any additional amounts will be payable pursuant to this clause (c), will give prompt written notice thereof to the Borrower (a copy of which shall be sent by such Working Capital Lender to the Administrative Agent), which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligation to pay additional amounts pursuant to this clause (c) upon the subsequent receipt of such notice. In determining any additional amounts owing under this clause
(c), each Working Capital Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Working Capital

Lender's reasonable good faith determination of compensation owing under this clause (c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

          2.11 Compensation; Breakage. The Borrower agrees to compensate each Working Capital Lender upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation) for all reasonable losses, expenses and liabilities (including without limitation any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Working Capital Lender to fund its Eurodollar Loans but excluding any loss of anticipated profits) which such Working Capital Lender may sustain: (i) if for any reason (other than a default by such Working Capital Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion given by the Borrower (whether or not rescinded by the Borrower or deemed rescinded pursuant to clause
(a) of Section 2.10); (ii) if any repayment (including any prepayment made pursuant to Section 2.14 or 2.16 or as a result of an acceleration of the Loans pursuant to Section 10.04 of the Common Security Agreement or as a result of the replacement of a Working Capital Lender pursuant to Section 2.13) or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans as and when required by the terms of this Agreement or (y) an election made by the Borrower pursuant to clause (b) of Section 2.10. Each Working Capital Lender's calculation of the amount of compensation owing pursuant to this Section 2.11 shall be made in good faith or (v) solely in the case of Working Capital Lenders that are Arrangers, in connection with any assignment of Eurodollar Loans on a day other than the last day of an Interest Period, to the extent that after giving effect to such assignment, the aggregate amount of (x) all Commitments. Loans, and participations in Letter of Credit Outstandings under this Facility and (y) all Commitments (as defined in the Bank Senior Loan Agreement) and Bank Senior Loans under the Bank Senior Loan Agreement held by such Arranger exceeds its Hold Level. A Working Capital Lender's basis for requesting compensation pursuant to this Section 2.11 and a Working Capital Lender's calculation of the amount thereof made in accordance with the requirements of this Section 2.11, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

          2.12 Change of Lending Office. (a) Each Working Capital Lender may at any time or from time to time designate, by written notice to the Administrative Agent to the extent not already reflected on its signature page, one or more lending offices (which, for this purpose, may include Affiliates of the respective Working Capital Lender) for the various Loans made, and Letters of Credit participated in, by such Working Capital Lender, provided that, for designations made after the Effective Date, to the extent such designation shall result in increased costs under Section 2.10, 3.05 or 5.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different

Affiliate of the respective Working Capital Lender), then the Borrower shall not be obligated to pay such excess increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective designation). Each lending office and Affiliate of any Working Capital Lender designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Working Capital Lender (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

          (b) Each Working Capital Lender agrees that, upon the occurrence of any event giving rise to the operation of clauses (a)(ii) or (a)(iii) of Section 2.10, clause (c) of 2.10, 3.05 or 5.04 with respect to such Working Capital Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Working Capital Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Working Capital Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Working Capital Lender provided in Section 2.10, 3.05 or 5.04 (although each such Working Capital Lender shall nevertheless have an obligation to change its applicable lending office subject to the terms set forth in the immediately preceding sentence).

          2.13 Replacement of Working Capital Lenders. Subject to Section 2.07 and Section 2.10 of the Common Security Agreement, so long as no Default, Event of Default or Potential Default has occurred and is continuing, the Borrower may, upon the occurrence of any event giving rise to the operation of clauses
(a)(ii) or (a)(iii) of Section 2.10, clause (c) of Section 2.10, Section 3.05 or
Section 5.04 with respect to any Working Capital Lender which results in such Working Capital Lender charging to the Borrower increased costs in a material amount in excess of those being generally charged by the other Working Capital Lenders, the Borrower shall have the right to replace such Working Capital Lender (the "Replaced Lender") with one or more commercial banks reasonably acceptable to the Administrative Agent (a "Replacement Lender"), provided that:

          (i) at the time of any replacement pursuant to this Section 2.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to clause (b) of Section 12.06 (and with all fees payable pursuant to clause (b) of Section 12.06 to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the outstanding Loans, Commitments and Participations in Letter of Credit Outstandings of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all Unpaid Drawings (unless there are no Unpaid Drawings) that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 4.01; and

          (ii) all obligations of the Borrower then owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but including all amounts, if any, owing under Section 2.11 shall be paid in full to such Replaced Lender concurrently with such replacement; and

upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 12.13 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Lender shall become a Working Capital Lender for all purposes of this Agreement and the Replaced Lender shall cease to constitute a Working Capital Lender hereunder, except with respect to the Borrower's obligation pursuant to Section 12.03, which shall survive as to such Replaced Lender and
(y) the Percentages of the Working Capital Lenders shall be automatically adjusted at such time to give effect to such replacement.

          2.14 Optional Prepayments of Loans. Subject to Section 4.02 and the terms and conditions of Article II of the Common Security Agreement, the Borrower shall have the right to prepay the outstanding principal amount of any Loans at any time or from time to time outstanding under this Agreement, in whole or in part, without premium or penalty (but with the prepayment compensation, if any, required by Section 2.11), on any Business Day, provided, however, that:

          (a) the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay such Loans, the amount of Loans of each Tranche to be prepaid, the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing pursuant to which such Loans were made, which notice (i) shall be given by the Borrower prior to 12:00 noon (New York time) (A) at least one Business Day prior to the date of such prepayment in the case of Base Rate Loans and (y) at least three Business Days prior to the date of such prepayment in the case of Eurodollar Loans and (ii) shall promptly be transmitted by the Administrative Agent to each of the Working Capital Lenders;

          (b) any prepayments of Loans pursuant to this Section 2.14 shall be applied as provided in clause (c) of Section 2.04 of the Common Security Agreement; and

          (c) each partial prepayment of principal of Loans of any Tranche shall be in an aggregate amount at least equal to (i) in the case of Eurodollar Loans, $1,000,000 and, if greater, in an amount which is an integral multiple of $100,000 and (ii) in the case of Base Rate Loans, $500,000 and, if greater, in an amount which is an integral multiple of $100,000, provided that no partial prepayment of Eurodollar Loans pursuant to any Borrowing shall reduce the aggregate principal amount of the Eurodollar Loans outstanding pursuant to such Borrowing below the Minimum Borrowing Amount.

          2.15 Pro Rata Prepayments. Subject to the terms of the Common Security Agreement, in the event that the Borrower shall make, or be (or be notified that it is) required to make, or give notice that it will make, any payment of any principal of any Capital Markets Senior Debt outstanding under the Indenture prior to the originally scheduled maturity date thereof (other than as provided in Section 2.07 of the Common Security Agreement), the Borrower shall give prompt notice thereof to the Administrative Agent and shall simultaneously with such payment (or, if not on a Payment Date, with the consent of Majority Trade Lenders and Majority Compensating L/C Lenders, as applicable, on the next succeeding Payment Date), make a prepayment of Loans in accordance with Sections 2.04 and 2.06 of the Common Security Agreement. A Working Capital Lender may waive its right to receive any such prepayment without prejudice to its right to receive any subsequent prepayment. Each prepayment of Loans under this Section 2.15 shall be accompanied by the prepayment compensation, if any, required pursuant to Section 2.11.

          2.16 Mandatory Prepayments. The Borrower shall make Mandatory Prepayments pursuant to Section 2.05 of the Common Security Agreement. Any Working Capital Lender may waive its right to receive all or any part of any Mandatory Prepayment required to be made pursuant to the Common Security Agreement without prejudice to its right to receive any subsequent Mandatory Prepayment. Each prepayment of Loans under this Section 2.16 shall be accompanied by the prepayment compensation, if any, required pursuant to Section 2.11.


                                  ARTICLE III
                               LETTERS OF CREDIT

          3.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth in this Agreement, the Borrower may request a Letter of Credit Issuer at any time and from time to time after the Effective Date and prior to the tenth Business Day (or the 30th day in the case of Trade Letters of Credit) preceding the Maturity Date to issue on a sight basis, (i) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of Oil Payment Reimbursement Obligations, irrevocable sight trade letters of credit each such in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer (each, an "Oil Payment Letter of Credit") in support of such Oil Payment

Reimbursement Obligations, (ii) for the account of the Borrower and for its general corporate purposes, irrevocable sight trade letters of credit (each, a "General Trade Letter of Credit" and, together with the Oil Payment Letters of Credit, "Trade Letters of Credit") in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer and (iii) for the account of the Borrower and for the benefit of PMI for the purpose of providing a "Compensating Letter of Credit" (as such term is defined in the Long-Term Oil Supply Agreement), an irrevocable sight standby letter of credit in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer.

          (b) Subject to and upon the terms and conditions set forth herein, each Letter of Credit Issuer hereby agrees that it will, at any time and from time to time after the Effective Date and prior to the tenth Business Day (or the 30th day in the case of Trade Letters of Credit) preceding the Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower the requested Letters of Credit. Notwithstanding the foregoing, no Letter of Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the Effective Date and which such Letter of Credit Issuer in good faith deems material to it; or

          (ii) such Letter of Credit Issuer shall have received written notice from the Borrower or the Required Working Capital Lenders prior to the issuance of such Letter of Credit of the type described in clause (c)(v) of this Section 3.01 or the last sentence of clause (b) of Section 3.02.

          (c) Notwithstanding the foregoing, (i) (A) no Trade Letter of Credit shall be issued if any Working Capital Lender's pro rata share of the Available Amount under such Trade Letter of Credit, together with (x) such Working Capital Lender's pro rata share of all Letter of Credit Outstandings in respect of other Trade Letters of Credit and (y) the aggregate outstanding principal amount of Trade Loans held by such Working Capital Lender, equals or exceeds the Trade Commitment of such Working Capital Lenders at such time, and (B) no Compensating Letter of Credit shall be issued if any Working Capital Lender's pro rata share of the Available Amount under such Compensating Letter of Credit, together with (x) such Working Capital Lender's pro rata share of the Available Amount under all other Compensating Letters of Credit and (y) the aggregate outstanding principal amount of Compensating L/C Loans held by such Working Capital Lender, equals or exceeds the Compensating L/C Commitment of such Working Capital Lender at such time; (ii) (A) no Oil Payment Letter of Credit shall have a term exceeding 120 days or an expiry date occurring later than the tenth Business Day preceding the Maturity Date, (B) no Compensating Letter of Credit shall have a term exceeding one year (except that any such Compensating Letter of Credit may be extendible for successive periods of up to one year) or an expiry day occurring later than 30 days prior to the Maturity Date; (iii) each Letter of Credit shall be denominated in Dollars; (iv) the Stated Amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to the respective Letter of Credit Issuer; and
(v) no Letter of Credit Issuer will issue any Letter of Credit after it has received written notice from the Borrower, the Administrative Agent or the Required Working Capital Lenders stating that a Default or an Event of Default exists until such time as such Letter of Credit Issuer shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Working Capital Lenders under this Agreement.

          (d) Notwithstanding the foregoing, in the event a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless the respective Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of all defaulting Working Capital Lenders, including by cash collateralizing such Working Capital Lenders' Percentage of the Letter of Credit Outstandings, as the case may be.

          3.02 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer written notice thereof (a "Letter of Credit Request") prior to 12:00 noon (New York time), via courier delivery or facsimile transmission, at least three Business Days (or such shorter period as may be acceptable to the respective Letter of Credit Issuer) or, in the case of Oil Payment Letters of Credit, one Business Day prior to the proposed date of issuance (which shall be a Business Day). Each Letter of Credit Request shall include any other documents as such Letter of Credit Issuer customarily requires in connection therewith.

          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that the conditions precedent referred to in Section 6.02 have been satisfied and that such Letter of Credit may be issued in accordance with, and it will not violate the requirements of clause (c) of Section 3.01. Unless the respective Letter of Credit Issuer has received notice from the Borrower, the Administrative

Agent or the Required Working Capital Lenders before it issues a Letter of Credit that one or more of the conditions precedent referred to in Section 6.02 are not then satisfied or that the issuance of such Letter of Credit would violate clause (c) of Section 3.01, then such Letter of Credit Issuer may issue the requested Letter of Credit for the account of the Borrower in accordance with such Letter of Credit Issuer's usual and customary practice.

          3.03 Letter of Credit Participations. (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other Working Capital Lender, and each such Working Capital Lender (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, if any, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Working Capital Lenders as provided in clause (b) of Section 4.01, the Participants shall have no right to receive any portion of any Facing Fees with respect to such Letters of Credit) and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or the Percentages of the Working Capital Lenders in accordance with this Agreement, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 3.03 to reflect such change.

          (b) In determining whether to pay under any Letter of Credit, no Letter of Credit Issuer shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Letter of Credit Issuer any resulting liability.

          (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to clause
(a) of Section 3.04, such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each such Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's Percentage of such payment in Dollars and in same day funds. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Letter of Credit Issuer such Participant's Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Participant shall make such payment on the immediately following Business Day). If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Letter of Credit Issuer at the overnight Federal Funds Rate. The failure of any Participant to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its Percentage of any payment under any Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's Percentage of any such payment.

          (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) of this Section 3.03, such Letter of Credit Issuer shall, subject to the terms of the Common Security Agreement, pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e) Each Letter of Credit Issuer shall, promptly after each issuance of, or amendment or modification to, a Letter of Credit issued by it, give the Administrative Agent and the Borrower written notice of such issuance, amendment or modification, together with a copy thereof. Upon receipt of any such written notice from the Letter of Credit Issuer, the Administrative Agent shall promptly notify each Participant. Upon request from a Participant, the Administrative Agent will furnish to such Participant copies of each Letter of Credit issued and amendments or modifications, if any.

          (f) Each Letter of Credit Issuer (other than Deutsche Bank) shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Available Amount available to be drawn under the outstanding Trade Letters of Credit issued by such Letter of Credit Issuer for the previous week. The Administrative Agent shall, within 10 days after the last Business Day of each calendar month, deliver to each Participant a report setting forth for such preceding calendar month the aggregate daily Available Amount available to be drawn under all outstanding Trade Letters of Credit during such calendar month.

          (g) The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Financing Documents;

          (ii) the existence of any claim, right of set-off, defense or other right which the Borrower or any of its Affiliates may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Working Capital Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Affiliates and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Financing Documents; or

          (v)   the occurrence of any Default or Event of Default.

          3.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Letter of Credit Issuer, by making payment (whether from the proceeds of Loans or otherwise) to the Administrative Agent in Dollars and in immediately available funds at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 2:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Applicable Margin for Loans maintained as Base Rate Loans as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand. Each Letter of Credit Issuer shall provide the

Borrower prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, provided that (i) the notices referred to above shall not be required to be given if a Default or an Event of Default under clause (f) of Section 10.01 of the Common Security Agreement shall have occurred and be continuing (in which case the Unpaid Drawings shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the Borrower) and (ii) the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the Borrower under this clause or under any other section of this Agreement.

          (b) The Borrower's obligation under this Section 3.04 to reimburse the respective Letter of Credit Issuer with respect to drawings on Letters of Credit (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any right of set-off, counterclaim or defense to payment which the Borrower or any of its Affiliates may have or have had against any beneficiary named in any Letter of Credit, the Letter of Credit Issuer, the Administrative Agent, any Working Capital Lender or other Person, including without limitation any defense based upon the failure of any drawing under a Letter of Credit issued by it to conform to the terms of the Letter of Credit, any nonapplication or misapplication by the beneficiary of the proceeds of such drawing, provided, however, that the Borrower shall not be obligated to reimburse such Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer as determined by a court of competent jurisdiction, provided, further, that any reimbursement made by the Borrower shall be without prejudice to any claim it may have against such Letter of Credit Issuer as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

          3.05 Increased Costs. If after the Effective Date, any Letter of Credit Issuer or any Participant determines that the adoption or effectiveness of any applicable law, rule or regulation, order, guideline or request or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof; or compliance by any Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Participant's participation therein, or (b) impose on any Letter of Credit Issuer or any Participant any other conditions directly or indirectly affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder or reduce the rate of return on its capital (other than any increased costs or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or any similar charges) with respect to Letters of Credit, then, upon written demand to the Borrower by such Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this Section 3.05, the Borrower agrees to pay to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or reduction. Any Letter of Credit Issuer or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 3.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant as aforesaid and such certificate, if delivered in good faith, shall be final and conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 3.05 upon subsequent receipt of such certificate.

          3.06 Indemnification. The Working Capital Lenders agree to indemnify the Letter of Credit Issuers in their capacity as such, ratably according to their respective Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Letter of Credit Issuers in any way relating to or arising out of this Agreement or any other Financing Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Letter of Credit Issuers under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Affiliates, provided that no Working Capital Lender shall be liable to the Letter of Credit Issuers for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting primarily from the gross negligence or willful misconduct of the Letter of Credit Issuers. If any indemnity furnished to the Letter of Credit Issuers for any purpose shall, in the opinion of the Letter of Credit Issuers be insufficient or become impaired, the Letter of Credit Issuers may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                                  ARTICLE IV
                               FEES; COMMITMENTS

          4.01 Fees. (a) The Borrower shall pay to the Administrative Agent for distribution to each Working Capital Lender, a commitment fee (the "Commitment Fee") for the period from the Effective Date to but excluding the Facility Expiry Date, computed at a rate for each day equal to .50% per annum on the aggregate daily average unutilized Commitment of such Working Capital Lender. Accrued Commitment Fees shall be due and payable quarterly in arrears on each January 15, April 15, July 15 and October 15, provided that accrued Commitment Fees in respect of Trade Commitments or Compensating L/C Commitments shall also be payable in arrears upon the termination of all Trade Commitments or Compensating L/C Commitments, as the case may be, pursuant to Sections 4.02 or 4.03.

          (b) The Borrower shall pay to the Administrative Agent for pro rata distribution to each Working Capital Lender (based on its Percentage) a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate per annum equal to the Applicable Margin for Loans maintained as Eurodollar Loans then in effect (as such Applicable Margin may be increased pursuant to Section 2.08(c)) on the daily Available Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable in arrears on each January 15, April 15, July 15 and October 15 and on the Maturity Date.

          (c) The Borrower shall pay to each Letter of Credit Issuer a fee in respect of each Letter of Credit issued by such Letter of Credit Issuer (the "Facing Fee") computed at the rate of .15% per annum on the daily Available Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable in arrears on each January 15, April 15, July 15 and October 15 and on the Maturity Date.

          (d) The Borrower shall pay directly to each Letter of Credit Issuer upon each issuance of, payment under, or amendment of, a Letter of Credit issued by such Letter of Credit Issuer such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is generally charging for issuances of, payments under or amendments of, letters of credit issued by it.

          4.02 Voluntary Termination or Reduction of Commitments. Upon at least three Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Working Capital Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Trade Commitment or the Compensating L/C Commitment, in each case (a) in integral multiples of $1,000,000 in the case of partial reductions and (b) pro rata based on the Working Capital Lenders' respective Percentages of such Commitment.

          4.03 Termination of Commitments. All Oil Payment Support Commitments shall terminate upon the earlier of (a) the Facility Expiry Date or (b) after the taking of any Enforcement Action pursuant to Section 10.05 of the Common Security Agreement, the delivery to the Borrower of a written notice of termination signed by or on behalf of Majority Trade Lenders. All Compensating L/C Commitments shall terminate upon the earlier of (a) the Facility Expiry Date or (b) after the taking of any Enforcement Action pursuant to Section 10.05 of the Common Security Agreement, the delivery to the Borrower of a written notice of termination signed by or on behalf of Majority Compensating L/C Lenders.


                                   ARTICLE V
                                   PAYMENTS

          5.01 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the ratable account of the Working Capital Lenders entitled thereto not later than 12:00 noon (New York time) on the date when due and shall be made in Dollars in immediately available funds, without deduction, set-off or counterclaim, at the appropriate Payment Office of the Administrative Agent in respect of any obligation of the Borrower under this Agreement. Any payments under this Agreement or under any Note which are made later than 12:00 noon (New York time) on any Business Day shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          5.02 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement or the Common Security Agreement:

          (a) each payment of Commitment Fees, Letter of Credit Fees or Facing Fees under Section 4.01 shall be made for the account of the Working Capital Lenders and/or the Letter of Credit Issuers, as applicable, so that each such payment is a Pro Rata Payment;

          (b) other than with respect to any payment or prepayment made pursuant to Section 2.13, each payment or prepayment of principal of Loans by the Borrower shall be made for the account of the Working Capital Lenders so that each such payment or prepayment is a Pro Rata Payment; and

          (c) each payment of interest on Loans by the Borrower under this Agreement shall be made for the account of the Working Capital Lenders so that each such payment is a Pro Rata Payment.

          5.03 Right of Set-off. The Borrower agrees that each Working Capital Lender shall be entitled, at its option but only with the prior written consent of the Administrative Agent, to offset balances held by it for the account of the Borrower at any of its offices against any obligations of the Borrower (including principal and interest on any of the Loans) to such Working Capital Lender that are not paid when due.

          5.04 Covered Taxes. The Borrower agrees that, whether or not any Letter of Credit is issued or Loan is made under this Agreement:

          (a) All payments of principal and interest on the Loans (or any Unpaid Drawings) and all other amounts payable on, under or in respect of this Agreement or any other Financing Document by the Borrower to the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender including without limitation amounts payable by the Borrower under clause (b) of this
Section 5.04 and under Sections 2.08, 2.10, 2.11, 2.14, 2.16, 3.04, 3.05, 3.06
and 4.01, shall be made free and clear of, and without deduction or withholding for, any and all present and future taxes, levies, imposts, tariffs, duties, assessments, deductions, withholdings, fees, liabilities or other charges other than Excluded Taxes (collectively, "Taxes") imposed, assessed, levied or collected by any Governmental Authority, together with interest thereon and penalties with respect thereto, if any, under or in respect of this Agreement, any Notes, any Letters of Credit, Loans, or any other Financing Document, the execution, registration, enforcement, notarization or other formalization of any thereof, and any payments of principal, interest, charges, fees, commissions or other amounts made on, under or in respect thereof ("Covered Taxes"), all of which shall be paid by the Borrower, for its own account, prior to the date on which penalties attach thereto.

          (b) The Borrower shall indemnify and hold harmless the Administrative Agent, each Letter of Credit Issuer, and each Working Capital Lender against, and promptly reimburse the Administrative Agent, each Letter of Credit Issuer, and each Bank Senior Lender on demand for, an Covered Taxes paid by the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender and any Loss that the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender may incur at any time arising out of or in connection with any failure of the Borrower to make any payment of Covered Taxes when due, other than any interest, penalties or legal fees arising from the failure of the Borrower to pay such Covered Taxes due to the gross negligence or willful misconduct of the Administrative Agent, such Letter of Credit Issuer or such Working Capital Lender.

          (c) In the event that the Borrower is required by Applicable Law to deduct or withhold Covered Taxes from any amounts payable on, under or in respect of this Agreement, the Notes, the Letters of Credit, or any other Financing Document (including without limitation any amounts payable under clause (b) of this Section 5.05 and Sections 2.08, 2.10, 2.11, 2.14, 2.16, 3.04,
3.05, 3.06 and 4.01, the Borrower shall pay the Administrative Agent, each Letter of Credit Issuer and each Working Capital Lender such additional amount as may be required, after the deduction or withholding of any Covered

Taxes, to enable the Person entitled to such amount to receive from the Borrower an amount equal to the full amount stated to be payable under this Agreement, the Notes, the Letters of Credit, Loans, or any other Financing Documents.

          (d) The Borrower shall furnish to the Administrative Agent original or certified copies of tax receipts in respect of any withholding of Covered Taxes required under this Section 5.04 within 30 days after the date of each payment under this Agreement as to which such withholding is required, and the Borrower shall promptly furnish to the Administrative Agent any other information, documents and receipts that the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender may from time to time require to establish to its satisfaction that full and timely payment has been made of all Covered Taxes required to be paid under this Section 5.04.


                                  ARTICLE VI
                             CONDITIONS PRECEDENT

          6.01 Conditions Precedent for Loans. The several obligations of each Working Capital Lender to make Loans (or to convert any Base Rate Loan into a Eurodollar Rate Loan) under this Agreement shall be subject to each of the following conditions precedent:

          (a) Satisfaction of Common Conditions Precedent. All the common conditions precedent set forth in Section 9.02 (other than clause (f) of such Section 9.02) of the Common Security Agreement shall have been satisfied (or waived as provided in Section 14.13 of the Common Security Agreement).

          (b) Notes. If requested pursuant to Section 2.05, such Working Capital Lender or the Administrative Agent on behalf of such Working Capital Lender shall have received a duly completed and executed Note or Notes evidencing such Loan.

          6.02 Conditions Precedent for Letters of Credit. The several obligations of each Working Capital Lender to issue Letters of Credit under this Agreement shall be subject to each of the following conditions precedent:

          (a) Notice of Issuance of Letter of Credit. On or before the date of issuance of such Letter of Credit, the applicable Letter of Credit Issuer and the Administrative Agent shall have received one Letter of Credit Request from the Borrower in accordance with Section 3.02, together with all other information specified in Article III and such other documents or information as the applicable Letter of Credit Issuer and the Administrative Agent may require in connection with the issuance of such Letter of Credit.

          (b) Satisfaction of Other Conditions. On the date of issuance of such Letter of Credit, each of the conditions precedent set forth in clauses (a), (c)(i), (d), (e) and (g) of Section 9.02 of the Common Security Agreement shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of Issuance of such Letter of Credit were a Borrowing Date.


                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES

          7.01 Representations and Warranties of the Borrower and the Guarantors. Each of the Borrower and the Guarantors confirms each of the representations and warranties made by it in Section 3.01 of the Common Security Agreement, as if made as of the date of this Agreement, which representations and warranties are incorporated herein by reference as if fully set forth in this Agreement.


                                  ARTICLE VII
                                   COVENANTS

          8.01  Covenants of the Borrower and the Guarantors.   Each of the
Borrower and the Guarantors agrees that, so long as any Working Capital Lender has any Commitment under this Agreement or any amount payable under this Agreement remains unpaid, it shall observe and perform each of the covenants applicable to it set forth in Article IV of the Common Security Agreement, which covenants and agreements are incorporated by reference in this Agreement as if fully set forth herein, in accordance with their terms.


                                  ARTICLE IX
                               EVENTS OF DEFAULT

          9.01 Events of Default. The occurrence of any Default or Event of Default set forth in Article X of the Common Security Agreement shall constitute a "Default" or "Event of Default", as the case may be, for all purposes of this Agreement. If any Default or Event of Default shall occur and be continuing, then the Working Capital Lenders shall have (in addition to any and all other available remedies at law and in equity) each of the remedies set forth in
Article X of the Common Security Agreement.

                                   ARTICLE X
                                   GUARANTEE

          10.01 Guarantee of the Guarantors. (a) Each of the Guarantors hereby unconditionally and jointly and severally guarantees to each Working Capital Lender and the Administrative Agent (i) the due and punctual payment of the principal of, premium on (if any) and interest on each Loan and Unpaid Drawing when and as the same shall become due and payable, whether at the maturity thereof, by declaration of acceleration or otherwise, in accordance with the terms of this Agreement and the Common Security Agreement and (ii) the performance by the Borrower of each of its other obligations under this Agreement and the other Financing Documents. In the case of the failure of the Borrower or any successor thereto punctually to pay to each Working Capital Lender or the Administrative Agent any such principal or interest and any other amounts due under this Agreement and the Common Security Agreement, each of the Guarantors hereby agree to cause any such payments to be made punctually when and as the same shall become due and payable, whether at the maturity thereof, by declaration of acceleration or otherwise, as if such payments were made by the Borrower. Each of the Guarantors hereby agrees that its obligations hereunder shall be as if it were a principal debtor and obligor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Loan or Letter of Credit or any provision of this Agreement or of the other Loan Documents, any failure to enforce the provisions of any Loan or Letter of Credit or any provision of this Agreement or of the other Loan Documents, any waiver, modification or indulgence granted to the Borrower with respect thereto by any Working Capital Lender, the Collateral Trustee or the Administrative Agent, any recovery of any judgment against the Borrower to enforce the same, any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of any Loan or Letter of Credit, the Agreement or any other Loan Document or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.

          (b) Each of the Guarantors hereby expressly (i) waives (A) promptness, diligence, presentment, demand of payment, filing of claims with a court in the event of merger, bankruptcy or insolvency of the Borrower, any right to require a proceeding first against the Borrower, the benefit of discussion, protest, order and notice with respect to any Loan or Letter of Credit or the Senior Debt or Oil Payment Reimbursement Obligations evidenced thereby and all demands whatsoever and (B) any requirement that a Working Capital Lender exhaust any right to take any action against the Borrower or any other Person prior to or contemporaneously with proceeding to exercise any right against the Guarantors and (ii) covenants that this guarantee will not be discharged with respect to any Loan or Letter of Credit or the Senior Debt or Oil Payment Reimbursement Obligation evidenced thereby except by payment in full of the principal amount due thereunder and any interest thereon.

          (c) Each of the Guarantors acknowledges and agrees for the benefit of the Administrative Agent on behalf of the Working Capital Lenders and the Working Capital Lenders that the Administrative Agent and the Working Capital Lenders may, subject to the other provisions of this Agreement and the Common Security Agreement, directly and simultaneously proceed against any or all of the Guarantors for the enforcement of this guarantee and against the Borrower. The obligations of the Guarantors under this guarantee are independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against any or all of the Guarantors, whether or not (i) any action or proceeding is brought against the Borrower, (ii) the Borrower is joined in any such action or proceeding against any or all of the Guarantors or (iii) the Administrative Agent or the Working Capital Lenders have taken any action to collect or attempted to collect otherwise such obligations from the Borrower or any other Person liable therefor.

          (d) Each of the Guarantors hereby irrevocably agrees that (i) this Guarantee will constitute the direct and unconditional obligation of each of the Guarantors and, (ii) this guarantee shall rank pari passu with all other unsubordinated obligations of the Guarantors.

          (e) Each of the Guarantors hereby agrees that this guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment or any partial payment of any obligations or interest thereon is rescinded or must otherwise be restored by a Working Capital Lender to the Borrower upon the bankruptcy or insolvency of the Borrower or any of the Guarantors.

          (f) Each of the Guarantors hereby agrees that it will pay, or reimburse any Working Capital Lender on demand for, all reasonable costs and expenses (including fees and disbursements of counsel) incurred by such Working Capital Lender in connection with any rescission or restoration of this guarantee, including any such costs and expenses incurred in defending against any claim alleging that any payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          (g) Each of the Guarantors hereby agrees that, until such time as all Loans, all amounts due under the Letter of Credit and all amounts payable under this Guarantee and the other Loan Documents are paid in full, none of the Guarantors shall be entitled to enforce any claim or other rights, whether presently or hereafter acquired against the Borrower, that arise from the existence, payment, performance or enforcement of any of the Guarantors' obligations under this guarantee, including without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Working Capital Lender of any Loan or Letter of Credit and the Administrative Agent on behalf of such Working Capital Lender against the Borrower or any collateral that any such Working Capital Lender or the Administrative Agent on behalf of such Working Capital Lender acquires under this Agreement or any other Loan Document, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any of the Guarantors in violation of the preceding sentence at any time prior to the payment in full of all Loans, Unpaid Drawings and the Senior Debt or Oil Payment Reimbursement Obligations evidenced thereby and all other amounts payable under this guarantee, such amount shall be deemed to have been paid to the respective Guarantor or Guarantors for the benefit of, and held in trust for the benefit of, the Working Capital Lenders and the Administrative Agent on behalf of the Working Capital Lenders, and shall forthwith be paid to the Administrative Agent for the benefit of the Working Capital Lenders to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the Common Security Agreement.

          (h) The Guarantors shall give prompt written notice to the Administrative Agent of any fact known to any of the Guarantors that would prohibit the making of any payment to the Administrative Agent in respect of this guarantee.

          (i) Notwithstanding anything in this Article X to the contrary, the guarantee under clause (a) of this Section 10.1 shall not apply to the extent any obligation is guaranteed pursuant to (i) the guarantee attached to the securities evidencing Capital Markets Senior Debt in accordance with Section 205 and Article 12 of the Indenture, (ii) the guarantee of Bank Senior Debt pursuant to Article XI of the Bank Senior Loan Agreement or (iii) the guarantee of Senior Debt Obligations and Oil Payment Reimbursement Obligations pursuant to Section
12.01 of the Common Security Agreement.


                                  ARTICLE XI
                           THE ADMINISTRATIVE AGENT

          11.01 Incorporation by Reference. Each Working Capital Lender hereby irrevocably appoints and authorizes Deutsche Bank AG, New York Branch as the Administrative Agent to act as its agent, with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the Common Security Agreement, together with such other powers as are incidental thereto, and each Working Capital Lender authorizes and instructs the Administrative Agent to execute and deliver on its behalf each of the Common Security Agreement, the Transfer Restrictions Agreement, the Intercreditor Agreement, each Security Document and any other applicable Financing Document, and agrees to be bound by the terms and conditions of each such agreement as if it had executed and delivered such agreement for and in its own name. The Administrative Agent hereby accepts such appointment upon the terms and conditions set forth in this Article XII. The terms and provision of Article XII of the Bank Senior Loan Agreement are incorporated herein, mutatis mutandis, as if fully set forth in this Agreement.

                                  ARTICLE XII
                                 MISCELLANEOUS

          12.01 Waiver. Except as expressly provided in this Agreement, no failure on the part of the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender to exercise, no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

          12.02 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given or made under this Agreement (including without limitation any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (which may include e-mail or other electronic communication) and shall be deemed duly given when (i) personally delivered, (ii) sent by facsimile transmission (but only if, immediately after the transmission, the sender's facsimile machine records in writing the correct answerback), or (iii) five days have elapsed after mailing by certified or registered mail, postage pre-paid, in each case addressed to a party at the address or facsimile transmission number specified below such party's name on the signature pages hereof or to such other address or facsimile transmission number of which such party has given notice. Any notice to be given by or on behalf of the Borrower or the Guarantors may be given by the Partnership acting alone; and any notice to be given to the Borrower or the Guarantors shall be deemed duly given to both the Borrower and the Guarantors if given to the Guarantors alone. Any notice to be given by or on behalf of the Borrower or the Guarantors to the Working Capital Lenders may be sent to the Administrative Agent. Notice of address or facsimile transmission number change shall be effective only upon receipt.

          12.03 Expenses, Etc. Whether or not any of the transactions contemplated by this Agreement are consummated, the Borrower agrees to reimburse (or cause to be reimbursed) the Administrative Agent, each Letter of Credit Issuer and each Working Capital Lender on demand for all out-of-pocket costs and expenses of each of the Working Capital Lenders, Letter of Credit Issuers and the Administrative Agent (including without limitation all commissions, charges, costs and expenses, if any, for the conversion of currencies, fees and expenses of legal counsel, consultants and advisors and travel-related costs and expenses) made, paid, suffered or incurred in connection with (a) the preparation, negotiation, execution and delivery, syndication (both before and after the Closing Date) and, where appropriate, authentication, registration and recordation of this Agreement, the other Financing Documents and any other documents and instruments related hereto or thereto (including legal opinions),
(b) any amendment or modification to, or the protection or preservation of any right or claim under, or consent or waiver in connection with, this

Agreement or any other Financing Document, any such other document or instrument related hereto or thereto or any Collateral, (c) the authentication, registration, translation, syndication and recordation (where appropriate) and the delivery of the evidences of indebtedness relating to the Loan, the Letter of Credit and the disbursements thereof and (d) the syndication, administration and enforcement (including with respect to a workout) of this Agreement, the other Financing Documents and any other documents and instruments referred to herein or therein.

          The Borrower hereby agrees to indemnify the Administrative Agent, each Letter of Credit Issuer and each Working Capital Lender and their respective directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any and all claims or Losses incurred by it arising out of or by reason of any investigation or litigation or other proceedings (including without limitation any threatened investigation or litigation or other proceedings) relating to, arising out of or resulting from this Agreement, the Loans or Letter of Credit or any actual or proposed use by the Borrower or the Partnership of the proceeds of the Loans or Letter of Credit, including without limitation the fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings. Without limiting the generality of the foregoing, the Borrower shall indemnify the Administrative Agent, each Letter of Credit Issuer and each Working Capital Lender and their respective directors, officers, employees, agents and Affiliates from, and hold each of them harmless against, any claims or Losses, including without limitation those described in the preceding sentence relating to any Environmental Law including without limitation those arising as a result of the past, present or future operations of the Partnership or any of its Affiliates (or any predecessor in interest to the Partnership or any of its Affiliates) or the environmental contamination of any site or facility owned, operated or leased at any time by the Partnership or any of its Affiliates (or any such predecessor in interest), any Release or threatened Release of any Hazardous Substance by the Partnership or any of its Affiliates (or any such predecessor in interest) at or from any such site or facility, or any claim or Loss relating to any Environmental Law in connection with the Coker Project including without limitation any such claim or Loss, arising as a result of operations, environmental contamination or any Release or threatened Release that shall occur during any period when the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender shall be in possession of any such site or facility following the exercise by the Administrative Agent , any Letter of Credit Issuer or any Working Capital Lender of any of its rights and remedies under this Agreement or any of the Security Documents, that is related to the operations, compliance, environmental contamination or any Release or threatened Release occurring prior to such period or relates to conditions previously in existence, or of practices employed by the Partnership or any of its Affiliates, at such site or facility and the Borrower waives any rights it may have under any Environmental Law relating to this indemnity or the Administrative Agent, any Letter of Credit Issuer or any Working Capital Lender.

          12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement and Section 14.13 of the Common Security Agreement, any provision of this Agreement may be amended, modified or supplemented only by an instrument in writing signed by each of the parties hereto, and any provision of this Agreement may be waived by Majority Trade Lenders and Majority Compensating L/C Lenders or by the Administrative Agent acting with the consent of Majority Trade Lenders and Majority Compensating L/C Lenders, provided, however, that: (a) no amendment, modification, supplement or waiver shall, unless by an instrument signed by all of the Working Capital Lenders of any Tranche (i) increase, or extend the term of the Commitments, any Loan, Note or Letter of Credit relating to such Tranche, or extend the time or waive any requirement for the reduction or termination of any Commitments, (ii) extend the date fixed for the payment of principal of, or interest on, any Loan of such Tranche or any related commitment fee under this Agreement or any related Notes, (iii) reduce the amount of any such payment of principal in respect of the Loans of such Tranche, (iv) reduce the rate at which interest is payable on the Loans of any Tranche or any related commitment fee is payable under this Agreement or any related Notes, (v) alter the rights or obligations of the Borrower to prepay Loans, (vi) alter the terms of this Section 12.04, (vii) modify the definition of the term "Majority Trade Lenders" or "Majority Compensating L/C Lenders" or modify in any other manner the number or percentage of the Working Capital Lenders required to make any determinations or waive any rights under this Agreement or to modify any provision hereof, (viii) waive any of the conditions precedent set forth in
Article VI as applied to such Tranche, (ix) subject any Working Capital Lender to any additional obligations in respect of its Loans of such Tranche, (x) subject to the express provisions of the Common Security Agreement, relinquish or diminish any security or support for the Borrower's obligations under this Agreement, or (xi) release the Collateral Trustee from the irrevocable instructions granted to it pursuant to the Common Security Agreement, and (b) any modification or supplement of this Agreement, insofar as it relates to the Administrative Agent or any Letter of Credit Issuer, shall require the consent of the Administrative Agent or such Letter of Credit Issuer, as the case may be.

          12.05 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          12.06 Assignments and Participation. (a) The Borrower may not assign any of its rights or obligations under this Agreement or any of the Senior Notes without the prior written consent of all Working Capital Lenders and the Administrative Agent.

          (b) Each Working Capital Lender may assign all or any portion of its Commitments and related Loans or participations in Letters of Credit Outstandings (or, if the Commitments in respect of any Tranche have been terminated, its Loans and participations in Letters of Credit Outstandings) to any other entity, provided that any assignment to an entity that is not an Affiliated Lender of such Working Capital Lender shall require the written consent of (x) the Administrative Agent, (y) any Letter of Credit Issuer that has issued an outstanding Letter of Credit and (z) solely in the case of an assignment by an Arranger, after giving affect to which such Arranger would hold Commitments, Loans and participations in Letter of Credit Outstandings in an aggregate amount less than US$5,000,000 (and only so long as no Default, Event of Default or Prospective Default has occurred and is continuing), the Borrower (in each of cases (x), (y) and (z), such consent not to be unreasonably withheld) and provided, further, that no such assignment shall result in an assignor or assignee (in each case, together with its Affiliated Lenders) who holds Commitment Loans or participations in Letter of Credit Outstandings holding an aggregate amount of Commitments, Loans and participations in Letter of Credit Outstandings less than $5,000,000 (or such lower amount as may be approved by the Administrative Agent). Upon execution and delivery by the assignee to the Administrative Agent of an instrument in writing, substantially in the form of Exhibit II hereto, pursuant to which such assignee agrees to become a "Working Capital Lender" for purposes of this Agreement (to the extent not already a Working Capital Lender), (i) the Register shall be deemed modified to reflect the Working Capital Lenders' Commitments after giving effect to such assignment, (ii) upon the surrender of the relevant Notes by the assigning Working Capital Lender (or against customary indemnification arrangements) new Notes will be issued, at the Borrower's expense, to such new Working Capital Lender and to the assigning Working Capital Lender in conformity with Section 2.05, (iii) the assignee shall have, to the extent of such assignment, all the obligations, rights and benefits of a Working Capital Lender under this Agreement and any other Financing Document, holding the Commitments, Loans and participations in Letter of Credit Outstandings assigned to it (in addition to the Commitment, Loans and participations in Letter of Credit Outstandings theretofore held by such assignee), and (iv) the assigning Working Capital Lender shall, to the extent of such assignment, be released from its obligations hereunder. Upon each such assignment (except any such assignment to an Affiliated Lender of the assigning Working Capital Lender), the assigning Working Capital Lender shall pay the Administrative Agent an assignment fee of $3,500.

          (c) A Working Capital Lender may transfer, assign or grant one or more other Persons (each, a "Loan Participant") a participation in all or any part of its rights hereunder, provided that (i) such Working Capital Lender shall remain a "Working Capital Lender" for all purposes hereunder (and may not transfer or assign any part of its Commitments except in accordance with Section 12.06(b)) and the Loan Participant shall not constitute a "Working Capital Lender" hereunder and (ii) no Working Capital Lender shall transfer, assign or grant any participation under which the Loan Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Financing Document other than an amendment or waiver referred to under clauses (i) through
(iv), (x) or (xi) of Section 12.04(a). In the case of any such participation, the Loan Participant shall not have any rights under this Agreement or any of the other Financing Documents (the Loan Participant's rights against the such Working Capital Lender in respect of such participation to be those set forth in the agreement executed by such Working Capital Lender and such Loan Participant in connection with such participation) and all amounts payable by the

Borrower hereunder shall be determined as if such Working Capital Lender had not sold such participation.

          (d) A Working Capital Lender may furnish any information concerning the Borrower or any of the Guarantors in the possession of such Working Capital Lender from time to time to assignees and Participants and their investment advisors (including prospective assignees and any of Participants), provided that such assignees and Participants and prospective assignees and Participants and their investment advisors shall first execute and deliver to the Borrower or the applicable Guarantor an agreement in writing to become subject to the provisions contained in Section 14.12 of the Common Security Agreement.

          (e) Nothing in this Agreement shall prevent or prohibit any Working Capital Lender from pledging its Loans, participations in Letters of Credit and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Working Capital Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Working Capital Lender which is a fund may pledge all or any portion of its Loans, participations in Letters of Credit and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (e) shall release the transferor Working Capital Lender from any of its obligations hereunder.

          12.07 Survival. The obligations of the Borrower under Sections 2.10, 2.11, 3.05, 5.04, 12.03, 12.11 and 12.13 and the obligations of the Working Capital Lenders to indemnify the Administrative Agent, as incorporated by reference in Article XI, and the Letter of Credit Issuers, as set forth in
Section 3.06, shall survive the repayment of the Loans and any amount due in connection with the Letters of Credit and the termination of the Commitments. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Borrower's obligations under this Agreement, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any Working Capital Lender. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, restored or returned.

          12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          12.09 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          12.10 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE PARTNERSHIP, THE ADMINISTRATIVE AGENT AND THE WORKING

CAPITAL LENDERS HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.11 Consent to Jurisdiction. The Borrower and each of the Guarantors confirm their consent and submission to jurisdiction, and their appointment of CT Corporation System as agent for service of process, pursuant to clause (b) of
Section 14.12 of the Common Security Agreement, which section is incorporated by reference as it relates to the Borrower and the Guarantors as if fully set forth in this Agreement.

          12.12 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12.13 Register. The Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for purposes of this Section 12.13, to maintain a register (the "Register") on which it will record the Loan Commitments from time to time of each of the Working Capital Lenders, the Loans made by each of the Working Capital Lenders and each repayment in respect of the principal amount of the Loans of each Working Capital Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Working Capital Lender, the transfer of any Loan Commitment of such Working Capital Lender and the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Loan Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Loan Commitment and Loans shall remain owing to the transferor. The registration of assignment of transfer of all or part of any Loan Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to clause (b) of Section 12.06. Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan Commitment or Loan, or as soon thereafter as practicable, the assigning or transferor Bank Senior Lender shall surrender the Note evidencing such Loan Commitment or Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Working Capital Lender or the new Working Capital Lender. The Borrower jointly and severally agrees to indemnify the Administrative Agent from and against any and all losses, claim, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.13.

          IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     PORT ARTHUR FINANCE CORP.,
                                      as Borrower

                                     By:  /s/ Maura J. Clark
                                         -----------------------------------
                                         Name:  Maura J. Clark
                                         Title: Executive Vice President and
                                                 Chief Financial Officer

                                     PORT ARTHUR COKER COMPANY L.P.,
                                      as Partnership and Guarantor

                                     By: SABINE RIVER HOLDING CORP.,
                                         GENERAL PARTNER

                                     By: /s/ Maura J. Clark
                                         -----------------------------------
                                         Name:  Maura J. Clark
                                         Title: Executive Vice President and
                                                 Chief Financial Officer

                                     SABINE RIVER HOLDING CORP.,
                                      as General Partner

                                     By: /s/ Maura J. Clark
                                         -----------------------------------
                                         Name:  Maura J. Clark
                                         Title: Executive Vice President and
                                                 Chief Financial Officer

                                     NECHES RIVER HOLDING CORP.,
                                      as Limited Partner


                                     By: /s/ Maura J. Clark
                                         -----------------------------------
                                         Name:  Maura J. Clark
                                         Title: Executive Vice President and
                                                 Chief Financial Officer


                                     DEUTSCHE BANK AG, NEW YORK BRANCH
                                     AND OR CAYMAN ISLANDS BRANCH
                                      as Administrative Agent for and on behalf of the Working Capital Lenders


                                     By: /s/ Lydia Zaininger
                                         -----------------------------------
                                         Name:  Lydia Zaininger
                                         Title: Vice President

                                     By: /s/ Cynthia Jo Powell
                                         -----------------------------------
                                         Name:  Cynthia Jo Powell
                                         Title: Associate

                            Working Capital Lenders
                            -----------------------


Trade               Compensating
Commitment          L/C Commitment

US$13,125,000       US$15,000,000        Deutsche Bank AG, New York Branch
                                         AND OR CAYMAN ISLANDS BRANCH


                                         By: /s/ Lydia Zaininger
                                             -----------------------------------
                                                 Name:  Lydia Zaininger
                                                 Title: Vice President

                                         By: /s/ Cynthia Jo Powell
                                             -----------------------------------
                                                 Name:  Cynthia Jo Powell
                                                 Title: Associate


                                         Lending Office:

                                             Deutsche Bank AG

                                         Addresses for Notices:

                                             31 West 52/nd/ Street, 14/th/ Floor
                                             New York, NY 10019

                                         Attention: Virag Patel

                                         Telephone:  212-469-8348
                                         Telecopier: 212-469-8501

                                         Addresses for Notices:

                                             130 Liberty Street, 34/th/ Floor
                                             New York, NY 10006

                                         Attention: Marcus M. Takington

                                         Telephone:  212-250-7684
                                         Telecopier: 212-250-8693

                            Working Capital Lenders
                            -----------------------


Trade               Compensating
Commitment          L/C Commitment

US$16,625,000       US$19,000,000        Credit Suisse First Boston


                                         By: /s/ Jonathan Yellen
                                             -----------------------------------
                                                 Name:  Jonathan Yellen
                                                 Title: Vice President

                                         By: /s/ Emeka Ngwube
                                             -----------------------------------
                                                 Name:  Emeka Ngwube
                                                 Title: Associate


                                         Lending Office:

                                             Credit Suisse First Boston

                                         Addresses for Notices:

                                             Eleven Madison Avenue, 20/th/ Floor
                                             Project Finance -- Portfolio
                                             Management
                                             New York, NY 10010

                                         Attention: Andrew Leon
                                                    Larcy Naval

                                         Telephone:  212-325-9126; 212-325-9143
                                         Telecopier: 212-325-8321

Trade               Compensating
Commitment          L/C Commitment

US$5,250,000        US$6,000,000         Goldman Sachs Credit Partners L.P.


                                         By: /s/ Ed Forst
                                             -----------------------------------
                                                 Name:  Ed Forst
                                                 Title: Managing Director


                                         Lending Office:

                                             Goldman Sachs Credit Partners L.P.

                                         Addresses for Notices:

                                             85 Broad Street, 27/th/ Floor
                                             New York, NY 10004

                                         Attention:  Kathy King

                                         Telephone:  212-902-4425
                                         Telecopier: 212-346-2608

                                                                       EXHIBIT I
                                             to Secured Working Capital Facility

                              Form of Senior Note

                                  SENIOR NOTE

                                                              New York, New York
U.S. Dollars _________                                          __________, 1999


     FOR VALUE RECEIVED, PORT ARTHUR FINANCE CORP., a corporation organized under the laws of the State of Delaware (the "Borrower"), PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), SABINE RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "General Partner"), and NECHES RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "Limited Partner" and, together with the Partnership and the General Partner, the "Guarantors"), hereby unconditionally and jointly and severally promise to pay to the order of ____________ (the "Working Capital Lender") at the principal office of __________________________ located at ________________, _____________, _________, in lawful money of the United States and in immediately available funds, the principal amount of (a) _______________ U.S. Dollars ($ ________) or, if less, (b) the aggregate unpaid principal amount of all [Trade Loans][Compensating L/C Loans] made by the Working Capital Lender to the Borrower pursuant to the Secured Working Capital Facility, dated as of August 19, 1999 (as amended, modified or supplemented from time to time, the "Agreement"), among the Borrower, the Guarantors, the Working Capital Lenders from time to time parties thereto and Deutsche Bank AG, New York Branch, as Administrative Agent for the Working Capital Lenders. The Borrower and the Guarantors also promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, in like money at such office at the rate or rates per annum and on the date or dates specified in the Agreement.

     The holder of this Senior Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Loan made pursuant to the Agreement, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that any failure by the holder of this Senior Note to make such an endorsement or any error in such endorsement shall in no manner affect the validity or enforceability of the obligation of the Borrower and the Guarantors to make payments of principal and interest in accordance with the terms of this Senior Note and the Agreement.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive diligence, presentment, demand, protest and notice of any kind whatsoever. The failure or forbearance by the holder to exercise any of its rights under this Senior Note in any particular instance shall in no event constitute a waiver thereof.

     This Senior Note is one of the Notes referred to in, and is entitled to the benefits of, the Agreement, which, among other things, contains provisions for the acceleration of the maturity of the [Trade Loans][Compensating L/C Loans] upon the happening of certain events, for Optional Prepayment of the principal of the [Trade Loans][Compensating L/C Loans] prior to the Maturity Date and for the amendment or waiver of certain provisions of the Agreement or this Senior Note, all upon the terms and conditions therein specified. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     Upon the taking of an Enforcement Action (as defined in the Common Security Agreement referred to in the Agreement) the principal of, and interest on, this Senior Note may be declared to be forthwith due and payable in the manner, upon the conditions and with the effect provided in the Agreement and in the Common Security Agreement.

     This Senior Note may be prepaid as provided in the Agreement and the Common Security Agreement.

     The Borrower and the Guarantors agree to pay, exclusively in lawful money of the United States of America, costs of collection and attorneys' fees in case default occurs in the payment of this Senior Note.

     THIS SENIOR NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     This Senior Note is not negotiable and interests herein may be assigned only upon the terms and conditions specified in the Agreement.

     IN WITNESS WHEREOF, this Senior Note has been duly executed by the undersigned as of the date first written above.


                              PORT ARTHUR FINANCE CORP.


                              By:_______________________________________________
                                    Name:
                                    Title:



                              PORT ARTHUR COKER COMPANY L.P.
                              By:  SABINE RIVER HOLDING CORP.,
                                       GENERAL PARTNER



                              By:_______________________________________________
                                    Name:
                                    Title:



                              SABINE RIVER HOLDING CORP.



                              By:_______________________________________________
                                    Name:
                                    Title:



                              NECHES RIVER HOLDING CORP.



                              By:_______________________________________________
                                    Name:
                                    Title:

          [TRADE LOANS][COMPENSATING L/C LOANS] AND PRINCIPAL PAYMENTS

            Amount of                  Amount of      Amount of
           Loans Made                  Principal       Unpaid
 Date    Under Secured     Interest  Repaid Toward    Principal   Notation
            Working         Period     Such Loan      Balance of  Made By
        Capital Facility                              Such Loan

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

                                                                      EXHIBIT II
                                              to Secured Woking Capital Facility


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

          Reference is made to the Secured Working Capital Facility, dated as of August 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "Working Capital Agreement"), among PORT ARTHUR FINANCE CORP., a corporation organized under the laws of the State of Delaware (the "Borrower"), PORT ARTHUR COKER COMPANY L.P., a limited partnership organized under the laws of Delaware (the "Partnership"), SABINE RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "General Partner"), and NECHES RIVER HOLDING CORP., a corporation organized under the laws of the State of Delaware (the "Limited Partner" and, together with the Partnership and the General Partner, the "Guarantors") (together, the "Borrowers"), the Working Capital Lenders from time to time party thereto (the "Working Capital Lenders") and Deutsche Bank AG, New York Branch, as Administrative Agent for the Working Capital Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Secured Working Capital Facility.

          The Assignor identified on Schedule I hereto (the "Assignor") and the Assignee identified on Schedule I hereto (the "Assignee") hereby agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Secured Working Capital Facility with respect to those Loans (individually, an Assigned Loan"; collectively, the Assigned Loans") and Letters of Credit as are set forth on Schedule I hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with any Financing Document, or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Financing Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrowers or any other obligor of any of their respective obligations under any Financing Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Senior Notes held by it evidencing Assigned Loans and (i) requests that the Administrative Agent exchange the attached Senior Notes for new Senior Notes payable to the Assignee and (ii) if the Assignor has retained any interest in any Assigned Loan, requests that the Administrative Agent exchange the attached Senior Notes for new Senior Notes payable to the Assignor and the Assignee, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Financing Documents together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Working Capital Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent (in its capacity as Administrative Agent under the Secured Working Capital Facility) on its behalf and to exercise such powers and discretion under the Financing Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Financing Documents and will perform in accordance with its terms all the obligations which by the terms of the Financing Documents are required to be performed by it as a Working Capital Lender.

     4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued prior to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Secured Working Capital Facility and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Working Capital Lender thereunder and under such other agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Agreement and Acceptance, relinquish its rights and be released from its obligations under the Bank Senior Loan Agreement and such other agreements.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

                                  Schedule I
                         to Assignment and Acceptance


     Name of Assignor:________________________________

     Name of Assignee:________________________________

     Effective Date of Assignment:____________________

     [specify Loans and Letters of Credit being assigned]


     [Name of Assignee]                       [Name of Assignor]

     By:___________________________       By:___________________________
       Name:                                 Name:
       Title:                                Title:

     Consented to:
     ------------

     DEUTSCHE BANK AG, NEW YORK BRANCH,
     as Administrative Agent for and on behalf of the Working Capital Lenders

     By:___________________________
        Name:
        Title:

     By:___________________________
        Name:
        Title:

     Received:
     ---------

     BANKERS TRUST COMPANY,
     as Collateral Trustee for the Secured Parties

     By:___________________________
        Name:
        Title:

     By:___________________________
        Name:
        Title:

     CREDIT SUISSE FIRST BOSTON

     By:___________________________
        Name:
        Title:



     PORT ARTHUR FINANCE CORP.

     By:____________________________
        Name:
        Title:

                                                                     EXHIBIT III


                                    FORM OF
                              NOTICE OF BORROWING


                                  [To follow]

                                     III-1